Exhibit 24-a
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /s/ F. Duane Ackerman                                November 16, 2001
--------------------------------------------         --------------------------
               F. Duane Ackerman                                       Date
      Chairman of the Board, President
      Chief Executive Officer, Director
         (Principal Executive Officer)


         /s/ Ronald M. Dykes                                 November 16, 2001
---------------------------------------------       ---------------------------
               Ronald M. Dykes                                        Date
             Chief Financial Officer
         (Principal Financial Officer)


         /s/ W. Patrick Shannon                               November 16, 2001
--------------------------------------------         --------------------------
               W. Patrick Shannon                                      Date
          Vice President - Finance and
            Supply Chain Management
         (Principal Accounting
Officer)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Reuben V. Anderson                               November 14, 2001
--------------------------------------------         --------------------------
               Reuben V. Anderson                                      Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James H. Blanchard                               November 21, 2001
--------------------------------------------         ---------------------------
               James H. Blanchard                                      Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ J. Hyatt Brown                                   November 16, 2001
--------------------------------------------         --------------------------
               J. Hyatt Brown                                        Date
               Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Armando M. Codina                                November 16, 2001
--------------------------------------------         --------------------------
               Armando M. Codina                                       Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Kathleen F. Feldstein                            November 26, 2001
--------------------------------------------         --------------------------
               Kathleen F. Feldstein                             Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James P. Kelly                             November 16, 2001
--------------------------------------         ------------------------------
             James P. Kelly                              Date
             Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Joseph M. Magliochetti                           November 14, 2001
--------------------------------------------         --------------------------
             Joseph M. Magliochetti                               Date
                 Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ John G. Medlin, Jr.                      November 14, 2001
---------------------------------------      -----------------------------------
             John G. Medlin, Jr.                           Date
             Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Leo F. Mullin                                    November 16, 2001
--------------------------------------------         --------------------------
            Leo F. Mullin                                            Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Eugene F. Murphy                            November 14, 2001
---------------------------------------         -----------------------------
             Eugene F. Murphy                          Date
             Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Robin B. Smith                         November 19, 2001
-------------------------------------      -----------------------------------
             Robin B. Smith                              Date
              Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a post-effective amendment to Registration Statement No. 33-49459 (the "Registration Statement") to deregister the shares previously registered pursuant to the BellSouth Corporation Non-Employee Director Stock Option Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ William S. Stavropoulos                     November 19, 2001
-----------------------------------------       ----------------------------
             William S. Stavropoulos                            Date
             Director